THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE THE DATE WHICH IS FOUR MONTHS FROM THE CLOSING DATE.

FINDER’S SUBSCRIPTION AGREEMENT

This Agreement made effective as of the 19th day of December, 2006 (the "Effective Date").

BETWEEN:

VOICE MOBILITY INTERNATIONAL, INC., a company incorporated pursuant to the laws of the State of Nevada with its principal place of business at 100-4190 Lougheed Highway, Burnaby, British Columbia, V5C 6A8

(the "Corporation")

AND:

RAYMOND JAMES LTD., a company with its principal place of business at 2100 – 925 W Georgia Street, Vancouver, British Columbia, V6C 3L2

(the "Finder")

WHEREAS:

A.                          The Corporation has negotiated the terms of a private placement in the aggregate amount of $3,425,000 (the "Financing") of 6,851,000 units (each, a “Unit”), each Unit consisting of one common share in the capital of the Corporation (each, a “Common Share”) and one-half share purchase warrant (each whole share purchase warrant, a “Warrant”), with each Warrant entitling the holder to purchase an additional Common Share at the exercise price of $0.65 for a period of three years following the closing of the Financing, subject to a right of call by the Corporation as set out herein (the “Right of Call”);

B.                          The Corporation has agreed to pay a finder’s fee (the “Finder’s Fee”) to the Finder in consideration for the introduction of certain subscribers (the “Subscribers”) who have elected to participate in the Financing (the “Services”);

C.                          The Finder’s Fee is equal to 8% of the proceeds received by the Corporation as a result of the Services, payable in cash or Units (each, a “Finder’s Unit”) at the election of the Finder, whereby each Finder’s Unit consists of one Common Share (each, a “Finder’s Share”) and one-half share purchase warrant (each whole share

CW999647.1

purchase warrant, a “Finder’s Warrant”), with each Finder’s Warrant entitling the holder to purchase an additional Common Share (each, a “Finder’s Warrant Share”) at an exercise price of $0.65 for a period of three years following the closing of the Private Placement, subject to the Right of Call;

D.	The Corporation has received $500,000 from the Subscribers as a result of the Services;

E.                           The Corporation has agreed to issue 80,000 Finder’s Units to the Finder in consideration for the Services and the Finder wishes to subscribe for the Finder’s Units based on the terms and conditions set out herein (the Finder’s Units, Finder’s Shares, Finder’s Warrants and Finder’s Warrant Shares, are collectively referred to as the "Securities"); and

F.                           It is the intention of the parties to this Agreement that this subscription will be made pursuant to appropriate exemptions (the "Exemptions") from the registration and prospectus or equivalent requirements of all rules, policies, notices, orders and legislation of any kind whatsoever (collectively the "Securities Rules") of all jurisdictions applicable to this subscription;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged, the parties covenant and agree with each other as follows:

1.	Representations and Warranties of the Finder

1.1                         The Finder represents and warrants to the Corporation, and acknowledges that the Corporation is relying on these representations and warranties to, among other things, ensure that it is complying with all of the applicable Securities Rules, that:

(a)	the Finder is purchasing the Securities as principal for its own account and not for the benefit of any other person;
(b)	the Finder is an "accredited investor" (as that term is defined in MI 45-106 and set out in Schedule "B" to this Agreement);
(c)

the Finder acknowledges that the Corporation is relying on the Exemptions in order to complete the trade and distribution of the Securities and the Finder is aware of the criteria of the Exemptions to be met by the Finder and the Finder meets those criteria;

(d)	the Finder acknowledges that because this subscription is being made pursuant to the Exemptions:
(i)

no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities or has reviewed any documents in connection with the acquisition of the Finder’s Units hereunder;

(ii)	there is no government or other insurance covering the Securities;
(iii)	there are risks associated with the acquisition of the Securities including the possible total loss of the Finder’s investment;
(iv)

there are restrictions on the Finder's ability to resell the Securities and it is the responsibility of the Finder to find out what those restrictions are and to comply with them before selling the Securities;

(v)	the Finder is restricted from using certain of the civil remedies available under the applicable Securities Rules;

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(vi)	the Finder may not receive information that might otherwise be required to be provided to the Finder under the applicable Securities Rules if the Exemptions were not being used;
(vii)	the Corporation is relieved from certain obligations that would otherwise apply under the applicable Securities Rules if the Exemptions were not being used; and
(viii)

the Finder understands that the Exemptions release the Corporation from the requirements to provide the Finder with a prospectus and to sell Securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring Securities pursuant to those Exemptions, certain protections, rights and remedies provided the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Finder;

(e)	the Securities are not being acquired by the Finder as a result of any material information about the Corporation's affairs that has not been publicly disclosed;
(f)

the decision to execute this Agreement and acquire the Finder’s Units agreed to be acquired hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation and such decision is based entirely upon a review of any public information which has been filed by the Corporation with the Canadian regulatory authorities and the Securities and Exchange Commission ("SEC") in compliance, or intended compliance, with applicable securities legislation;

(g)

the Finder and the Finder's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Corporation in connection with the acquisition of the Finder’s Units hereunder, and to obtain additional information, to the extent possessed or obtainable by the Corporation without unreasonable effort or expense;

(h)

the books and records of the Corporation were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Finder during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Finder’s Units hereunder have been made available for inspection by the Finder, the Finder's attorney and/or advisor(s);

(i)

all of the information which the Finder has provided to the Corporation is correct and complete as of the date the Agreement is signed, and if there should be any change in such information prior to this Agreement being executed by the Corporation, the Finder will immediately provide the Corporation with such information;

(j)

the Corporation is entitled to rely on the representations and warranties and the statements and answers of the Finder contained in this Agreement and the Finder will hold harmless the Corporation from any loss or damage it or they may suffer as a result of the Finder's failure to correctly complete this Agreement;

(k)

the Finder will indemnify and hold harmless the Corporation and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Finder contained herein or in any document furnished by the Finder to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Finder to comply with any covenant or agreement made by the Finder to the Corporation in connection therewith;

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(l)

the Finder has been advised to consult the Finder's own legal, tax and other advisors with respect to the merits and risks of an investment in the Finder’s Units and with respect to applicable resale restrictions, and it is solely responsible (and the Corporation is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Finder is resident in connection with the distribution of the Finder’s Units hereunder, and
(ii)	applicable resale restrictions;
(m)

the Finder has carefully read this Agreement and the Finder has not received any document purporting to describe the business and affairs of the Corporation prepared for review by the Finder to assist the Finder in making an investment decision in respect of the Securities;

(n)	other than as set out in this Agreement, the Corporation has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;
(o)

the Finder has made an independent examination and investigation of an investment in the Finder’s Units and the Corporation and has depended on the advice of its legal and financial advisors and agrees that the Corporation will not be responsible in anyway whatsoever for the Finder's decision to invest in the Finder’s Units and the Corporation;

(p)	the Finder has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Finder’s Units and the Corporation;
(q)

the Finder is not a “U.S. Person” as defined under Regulation S (“Regulation S”) made under United States of America Securities Act of 1933, as amended (the “1933 Act”), which definition includes, but is not limited to, an individual resident in the United States and is not acquiring the Finder’s Units for the account or benefit of, directly or indirectly, any U.S. Person;

(r)

no offers to sell the Securities were made by any person to the Finder while the Finder was in the United States and the Finder was outside the United States at the time of execution and delivery of this subscription and delivery and payment of the Securities;

(s)

none of the Finder’s Units, or the securities underlying the Finder’s Units, have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

(t)

the Finder understands and agrees that offers and sales of any of the Finder’s Shares or the Finder’s Warrant Shares prior to the expiration of a period of one year after the date of original issuance of the Finder’s Shares or the Finder’s Warrant Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

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(u)

any hedging transactions involving any of the Finder’s Units, or the securities underlying the Finder’s Units, must be conducted in compliance with the provisions of the 1933 Act and, in each case, only in accordance with applicable state and provincial securities laws;

(v)

the Finder has not acquired the Finder’s Units as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of the Finder’s Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Finder may sell or otherwise dispose of the Finder’s Unit Shares or the Finder’s Warrant Shares pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(w)	the acquisition of these Securities was not accomplished by an advertisement and the Finder was not induced to purchase these Securities as a result of any advertisement made by the Corporation;
(x)

the statutory and regulatory basis for the exemption claimed for the acquisition of the Finder’s Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(y)

the Finder is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof and upon the Corporation executing and delivering this Agreement, this Agreement will constitute a legal, valid and binding contract of the Finder enforceable against the Finder in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Finder, any constating documents of the Finder or any agreement to which the Finder is a party or by which the Finder is bound;

(z)

upon the issuance of the Finder’s Units, or the securities underlying the Finder’s Units, and until such time as the same is no longer required under any applicable Securities Rules, the certificates representing the Finder’s Units, or the securities underlying the Finder’s Units, will bear a legend in substantially the following form:

"THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE THE DATE WHICH IS FOUR MONTHS FROM THE CLOSING DATE."; and

CW999647.1

(aa)	no person has made to the Finder any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities;
(ii)	that any person will refund the purchase price of any of the Securities; or
(iii)	as to the future price or value of any of the Securities.
2.	Subscription
2.1	The Finder hereby agrees to subscribe for the Securities.

2.2                         The Corporation has the right by providing written notice (the "Notice") to require the holders of the Finder’s Warrants to exercise the Finder’s Warrants so long as (i) the closing price of the common shares of the Corporation on the TSX equals or exceeds Cdn. $1.30 per share for at least 30 consecutive trading days prior to the date of the Notice and (ii) the average daily trading volume is greater than 100,000 shares for such 30 consecutive trading day period. The Finder’s Warrants will terminate on the date that is 120 days from the date of the Notice in the event that any of the Finder does not exercise the Finder’s Warrants.

2.3                         The Finder shall complete, sign and return to the Corporation as soon as possible, on request by the Corporation, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the stock exchanges and applicable law.

3.	Covenants, Agreements and Acknowledgments
3.1	Concurrent with the execution of this Agreement, the Finder will:
(a)	fully complete Schedule "A" to this Agreement; and
(b)	fully complete and execute the Selling Stockholder Questionnaire appearing as Schedule "C" to this Agreement.

3.2                         The Finder acknowledges and agrees that the Finder’s Shares and any Finder’s Warrant Shares acquired on the exercise of the Finder’s Warrants will be subject to such trade and resale restrictions as may be imposed by operation of applicable Securities Rules, and the certificates representing the Finder’s Shares, the Finder’s Warrants and any of the Finder’s Warrant Shares acquired on the exercise of the Finder’s Warrants will bear such legends as may be required by applicable Securities Rules and by the rules and policies of the TSX. The Finder further acknowledges and agrees that it is the Finder's obligation to comply with the trade restrictions in all of the applicable jurisdictions and the Finder's obligation to comply with the trade restrictions except as provided for herein. In this regard, the Finder acknowledges that such trade restrictions provide that the Finder must hold and not sell, transfer or in any manner dispose (collectively, the "Disposition") of the Finder’s Shares, the Finder’s Warrants or any of the Finder’s Warrant Shares acquired on the exercise of the Finder’s Warrants in British Columbia prior to midnight on the four month anniversary of the Closing Date, unless the Finder has obtained the prior written consent of the TSX to the Disposition and unless the Disposition is made in accordance with all applicable Securities Rules. The Finder further acknowledges to the Corporation that this section 3.2 constitutes sufficient notice of the applicable hold periods.

3.3                         The Finder acknowledges that no securities commission has evaluated or endorsed the merits of these Securities and that the person selling these Securities has no duty to tell the Finder whether these Securities are a suitable investment. The Finder further acknowledges that it is investing in the Corporation entirely at its own risk.

3.4                         The Finder acknowledges that the Corporation will refuse, and has instructed its transfer agent to refuse, to register any transfers of the Securities including the Finder’s Shares, the Finder’s Warrants or the Finder’s Warrant Shares unless such transfer is made in accordance with the provisions of Regulation S, pursuant to an

CW999647.1

effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws.

3.5                         The Finder further understands that, while the Corporation has agreed to use its reasonable commercial efforts to file a Registration Statement in respect of the Finder’s resale of the Unit Shares and the Warrant Shares, in compliance with the 1933 Act with the United States Securities and Exchange Commission on or before (i) December 31, 2006, or (ii) 30 days after the date of Closing whichever is later although there can be no assurance the Corporation will be able to do so. The Finder also understands that he, she or it will be required to furnish certain information about the Finder and the Finder's holdings of the Corporation’s shares as part of the information that will be included in the Registration Statement. Accordingly, the Finder agrees to complete and execute the selling stockholder questionnaire attached as Schedule "C".

4.	Collection of Personal Information

4.1                         The Finder acknowledges and consents to the fact that the Corporation is collecting the Finder’s personal information for the purpose of fulfilling this Agreement and completing the Financing. The Finder's personal information (and, if applicable, the personal information of those on whose behalf the Finder is contracting hereunder) may be disclosed by the Corporation to (a) stock exchanges or securities regulatory authorities, (b) the Corporation's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Financing, including legal counsel, and may be included in record books in connection with the Financing. By executing this Agreement, the Finder is deemed to be consenting to the foregoing collection, use and disclosure of the Finder's personal information (and, if applicable, the personal information of those on whose behalf the Finder is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Finder may be acquiring the Finder’s Units as agent on behalf of an undisclosed principal, the Finder agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing.

5.	Regulatory Approval

5.1                         Notwithstanding any other term of this Agreement, this Agreement and the subscription provided for hereunder are subject to the Corporation obtaining the approval of the TSX ("Regulatory Approval"). In the event that Regulatory Approval is not obtained by this date, either party may terminate its obligations under this Agreement by written notice to the other party.

6.	Closing

6.1                         Closing of the offering of the Finder’s Units (the "Closing") shall occur on or before December 19, 2006, or on such other date as may be determined by the Corporation (the "Closing Date") but no later than the date prescribed by the TSX, subject to any extension approved by the TSX. Closing of the offering of the Finder’s Units is subject to approval of the TSX.

7.	General
7.1	For the purposes of this Agreement, time is of the essence.

7.2                         The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may, either before or after the execution of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

7.3                         The Finder hereby authorizes the Corporation to correct any minor errors in, or complete any minor information missing from, any document which has been executed by the Finder and delivered to the Corporation with respect to this subscription.

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7.4                         This Agreement shall be subject to, governed by and construed in accordance with the laws of British Columbia.

7.5	This Agreement may not be assigned by either party hereto.

7.6                         This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

7.7                         The Corporation shall be entitled to rely on delivery by facsimile machine of an executed copy of this Agreement and acceptance by the Corporation of such facsimile copy shall be equally effective to create a valid and binding agreement between the Finder and the Corporation in accordance with the terms hereof.

7.8                         Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the acquisition of the Finder’s Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Corporation or by anyone else.

IN WITNESS WHEREOF the parties have executed this written Agreement effective as of the Effective Date.

EXECUTED BY:

VOICE MOBILITY INTERNATIONAL, INC.

Per:

Authorized Signatory

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SCHEDULE "A"

TO BE COMPLETED BY THE FINDER:

A.	Name and Address The name and address (to establish the Finder's jurisdiction of residence for the purpose of determining the applicable Securities Rules) of the Finder is as follows:
________________________________________
Name
________________________________________
Street Address
________________________________________

________________________________________
City, Province, Country, Postal Code
Email:
Phone: Fax:

B.

Registration Instructions The name and address of the person in whose name the Finder's securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph B above, then insert "see B above"):

________________________________________
Name
________________________________________
Street Address
________________________________________

________________________________________
City, Province, Country, Postal Code

D.

Delivery Instructions The name and address of the person to whom the certificates representing the Finder's securities referred to in paragraph B above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph B or C above, then insert "see B above" or "see C above", as the case may be):

________________________________________
Name
________________________________________
Street Address
________________________________________

________________________________________
City, Province, Country, Postal Code

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TO BE COMPLETED AND SIGNED BY THE FINDER

EXECUTED BY:

_______________________________________

Name of the "Finder" - use the name inserted in

paragraph B above.

Per:

Signature of Finder

Title (if applicable)

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SCHEDULE "B"

DEFINITIONS

BCIN 45-701 states that “[A]n account is “fully managed” by a trust company, insurer or portfolio manager if it makes the investment decisions for the account and has full discretion to purchase or sell securities for the account without requiring the client’s express consent to a transaction.”

"accredited investor" means:

(a)	a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);
(b)	the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);
(c)

a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d)

an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
(f)	the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;
(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l’ile de Montreal or an intermunicipal management board in Québec;

(h)	a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;
(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
(j)

an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

(k)

an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(l)	an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;
(m)	a person, other than a person or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;
(n)

an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

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2

(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)

a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.
(u)	an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or
(v)	a person that is recognized or designated by the securities regulatory authority as an accredited investor or, in Alberta or B.C., an exempt purchaser,

"affiliate" shall mean the following:

(a)

one corporation is affiliated with another corporation if one of them is the subsidiary of the other, or both are subsidiaries of the same corporation, or each of them is controlled by the same person.

(b)	a corporation is a subsidiary of another corporation if:
	(i)	it is controlled by
		(A)	that other corporation,

(B)	that other corporation and one or more corporations, each of which is controlled by that other corporation, or
	(C)	two or more corporations, each of which is controlled by that other corporation, or
	(ii)	it is a subsidiary of a subsidiary of that other corporation.
(c)	For the purposes of subsections (a) and (b), a corporation is controlled by a person if:

(i)	shares of the corporation carrying more than 50% of the votes for the election of directors are held, other than by way of security only, by or for the benefit of that person, and
(ii)	the votes carried by the shares mentioned in paragraph (i) are sufficient, if exercised, to elect a majority of the directors of the corporation.

"close business associate" and "close personal friend" means an individual who has had sufficient prior business dealings with the director, executive officer, founder or control person to be in a position to assess the capabilities and trustworthiness of the director, executive officer, founder or control person. A casual business associate or a

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3

person introduced or solicited for the purpose of purchasing securities is not a close business associate. An individual is not a close personal friend solely because the individual is a member of the same organization, association or religious group. An individual is not a close business associate or close personal friend solely because the individual is a client or former client. For example, an individual is not a close business associate or close personal friend of a registrant or former registrant solely because the individual is a client or former client of that registrant or former registrant. The relationship between the purchaser and the director, executive officer, founder or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, executive officer, founder or control person or a close personal friend of a close personal friend of a director, executive officer, founder or control person.

"control person" means

(a)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of the Corporation to affect materially the control of the Corporation, or
(b)

each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of the Corporation to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of the Corporation, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the Corporation.

"designated securities" means

(a)	voting securities,
(b)	securities that are not debt securities and that carry a residual right to participate in the earnings of the Corporation or, on the liquidation or winding up of the Corporation, in its assets, or
(c)	securities convertible, directly or indirectly, into securities described in paragraph (a) or (b).

"executive officer" means, for an issuer, an individual who is:

(a)	a chair, vice-chair or president,
(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,
(c)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or
(d)	performing a policy-making function in respect of the issuer;

"financial assets" means cash and securities.

"related liabilities" means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or
(b)	liabilities that are secured by financial assets.

CW999647.1

SCHEDULE "C"

VOICE MOBILITY INTERNATIONAL, INC.

SELLING STOCKHOLDER’S QUESTIONNAIRE

Please furnish the following information for use in preparing and verifying the proposed Registration Statement on Form SB-2 (the “Registration Statement”) to be filed by VOICE MOBILITY INTERNATIONAL INC. (the “Company”) on your behalf with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”). Please furnish the required information on the enclosed duplicate of this questionnaire, sign and date this form and return it to Harry Chan, Controller, Voice Mobility International, Inc. c/o 100-4190 Lougheed Highway, Burnaby, British Columbia, V5C 6A8. In addition, you should notify Mr. Chan immediately of any changes in the foregoing answers as a result of any developments or transactions occurring prior to the effective date of the Registration Statement.

A	Date.
		Fill in date:	______________________________
B	Name.
		Name or names must	Please print:
appear exactly as
		name or names appear	______________________________
(or will appear)
on stock certificate.
C	Address.		Please print:
______________________________
______________________________
______________________________
D	Corporate Ownership.		Please print:
		If the owner of the common shares is a	______________________________
	corporate or other entity, indicate the		______________________________
	name of the natural person who exercises		______________________________
the power to dispose of such shares.
E	Stock Owned.
	1.	Please state the number
of shares of the Company’s
Common Stock beneficially
owned (see Explanatory Note)
		by you as of this date:	______________________________

_________________________

[1]

You should answer all questions, stating “none” or “not applicable” where appropriate. If space provided is not adequate for any answer, please continue your answer on an attached sheet. For the definition of certain terms, please see the Explanatory Note at the end of this questionnaire. If you have any questions, please call Harry Chan at (604) 675-7614.

CW999647.1

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2.	Please state the number of
shares of the Company’s
Common Stock issuable
upon exercise of any presently
exercisable stock options and
warrants beneficially owned
	by you as of this date:	______________________________
F	Stock Offered for Sale.
Please state the number
of shares of the Company’s
Common Stock desired
to be sold pursuant to the
	Registration Statement:	______________________________
G	Status.

The undersigned is not acting in a fiduciary capacity or as a nominee in selling the shares of the Company’s Common Stock except as indicated below:

__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
H	Relationship with the Company:

Please indicate the nature of any material relationship which you have had within the past three years with the Company, its predecessors or any of its affiliates (See Explanatory Note).

__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
I	Restrictions on Common Stock.

Except as indicated below, the shares of the Company’s Common Stock offered are owned free of any restrictions, including, but not limited to, any proxies, liens, charges, security interests and encumbrances, with full rights and power to sell, assign, transfer, and deliver the shares.

__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
J	Plan of Distribution.

1.	Please state whether you are a registered broker dealer or an affiliate of a registered broker dealer.
__________________________________________________________________
__________________________________________________________________

CW999647.1

3

2.

Please state whether the shares of the Company’s Common Stock to be offered for your account pursuant to the Registration Statement are to be offered through underwriters (other than “deemed underwriters” as described in the “Plan of Distribution” section disclosed below). Note: The Company is not planning to engage underwriters; we are interested in determining whether you will engage underwriters for the sale of your shares.

Answer:	Yes	_______	No	_______

[If the answer to question No. 2 is no, please skip to question No. 7.]
3.	Please state the principal underwriters and the respective amounts of Common Stock to be underwritten.
__________________________________________________________________
__________________________________________________________________
4.

Please state whether the underwriters are or will be committed to take and pay for all of the shares of the Company’s Common Stock if any are taken, or whether it is merely an agency or the type of “best efforts” arrangement under which the underwriters are required to take and to pay for only such securities as they may sell to the public.

__________________________________________________________________
__________________________________________________________________
5.

Please describe the discounts and commissions to be allowed or paid to the underwriters, and all other items that would be deemed by the National Association of Securities Dealers to constitute underwriting compensation.

__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
6.

Please describe any arrangement whereby any underwriter has the right to designate or nominate a member or members of the Board of Directors of the Company, and please disclose the identity of any director so designated or nominated, and indicate whether or not such person is a director, officer, partner, employee or affiliate of the underwriter.

__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
7.

Please state whether the shares of the Company’s Common Stock are to be offered through the selling efforts of brokers or dealers that you have engaged for that purpose as of the date you complete this questionnaire.

Answer:	Yes	_______	No	_______

[If the answer to question No. 7 is no, please skip to question No. 11.]

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8.

Please describe the plan of distribution and the terms of any agreement, arrangement, or understanding entered into with broker(s) or dealer(s), including volume limitations on sales, parties to the agreement and conditions under which the agreement may be terminated. Additionally, please attach a copy of any such plan of distribution, agreement, arrangement or understanding.

__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
9.	Please identify, if known to you, the broker(s) or dealer(s) which will participate in the offering and state the amount to be offered through each.
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
10.

State the discounts and commissions to be allowed or paid to dealers, including all cash, securities, contracts or other consideration to be received by any dealer in connection with the sale of the shares of the Company’s Common Stock to be registered.

__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
11.	Please state whether the shares of the Company’s Common Stock to be registered will be offered for any consideration other than for cash.
Answer:	Yes	_______	No	_______

[If the answer to question No. 11 is no, please skip to question No. 13.]
12.

If the answer to question No. 11 is yes, please describe the general purposes of the distribution, the basis on which the securities are to be offered, the amount of compensation and other expenses of distribution and by whom such compensation and expenses are to be borne.

__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
13.	Do you have any plans to offer any of the shares of the Company’s Common Stock on an exchange other than the Toronto Stock Exchange?
Answer:	Yes	_______	No	_______

If yes, please indicate which exchange(s):
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________

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14.

Please review the “Plan of Distribution” substantially in the form as attached as Exhibit A hereto. Do you plan on disposing for your shares of the Company’s Common Stock in an manner which is not covered by this description?

Answer:	Yes	_______	No	_______

If yes, please indicate how:
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
K	Use of Finders.

State whether you will be utilizing any finder in connection with the sale of the shares of the Company’s Common Stock pursuant to the Registration Statement.

Answer:	Yes	_______	No	_______

If yes, please describe, if applicable, the nature of any material relationship between such finder and the Company, its officers, directors, principal underwriter(s), (including where applicable, affiliates and associates thereof).

__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
L	Status of Underwriter.

The selling stockholder is aware that, in any public offering and sale of the shares of the Company’s Common Stock to be offered pursuant to the Registration Statement, such stockholder and any brokers participating in such sales may be deemed to be underwriters within the meaning of the Securities Act.

The answers to the foregoing questions are correctly stated to the best of the undersigned’s knowledge, information and belief. The undersigned will promptly notify you of any change in the foregoing information which occurs prior to the Effective Date of the Registration Statement.

Date: _______________, 2006

STOCKHOLDER
Name:	_______________________________
Signature:	_______________________________
Address:	_______________________________
_______________________________
_______________________________
Phone #:	_______________________________
Fax #:	_______________________________
Email:	_______________________________

CW999647.1

EXPLANATORY NOTE

“Beneficial Ownership”

In relevant part, Rule 13d-3 under the Securities Exchange Act of 1934 provides that:

(a)      . . . a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

(1)     Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(2)     Investment power which includes the power to dispose, or to direct the disposition of, such security.

(b)     Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) or 13(g) of the Act shall be deemed for purposes of such sections to be the beneficial owner of such security.

(c)      All securities of the same class beneficially owned by a person, regardless of the form which such beneficial ownership takes, shall be aggregated in calculating the number of shares beneficially owned by such person.

(d)	Notwithstanding the provisions of paragraphs (a) and (c) of this rule:

(1)(i) A person shall be deemed to be the beneficial owner of a security subject to the provisions of paragraph (b) of this rule, if that person has the right to acquire beneficial ownership of such security . . . within sixty days, including but not limited to any right to acquire: (A) through the exercise of any option, warrant or right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

Please note that under Rule 13d-3, the same security may be beneficially owned by more than one person. For example, if you hold shares as trustee or custodian for the benefit of your minor child, both you and your child would be deemed the beneficial owner of such shares. Please furnish sufficient details to cross-reference such overlapping ownership. If you report ownership of certain securities and yet expressly disclaim that you in fact own such securities beneficially, such disclaimer will be noted in the Registration Statement.

“Affiliate”

The SEC defines “affiliate” to mean “a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with [a specified person.]” For purposes of this questionnaire, you should assume that all executive officers, directors and major stockholders of the Company are included in the definition of “affiliate.”

CW999647.1

EXHIBIT A

PLAN OF DISTRIBUTION

The selling stockholders may, from time to time, sell all or a portion of the shares of common stock on any market upon which the common stock may be quoted (currently the OTC Bulletin Board and the Toronto Stock Exchange) in privately negotiated transactions or otherwise. Such sales may be at fixed prices prevailing at the time of sale, at prices related to the market prices or at negotiated prices. The shares of common stock being offered for resale by this prospectus may be sold by the selling stockholders by one or more of the following methods, without limitation:

(a)           block trades in which the broker or dealer so engaged will attempt to sell the shares of common stock as agent but may position and resell a portion of the block as principal to facilitate the transaction;

(b)           purchases by broker or dealer as principal and resale by the broker or dealer for its account pursuant to this prospectus;

(c)	an exchange distribution in accordance with the rules of the exchange;
(d)	ordinary brokerage transactions and transactions in which the broker solicits purchasers;
(e)	privately negotiated transactions; and
(f)	a combination of any aforementioned methods of sale.
The shares may also be sold in compliance with the Securities and Exchange Commission's Rule 144.

In the event of the transfer by any selling stockholder of his or her shares to any pledgee, donee or other transferee, we will amend this prospectus and the registration statement of which this prospectus forms a part by the filing of a post-effective amendment in order to have the pledgee, donee or other transferee in place of the selling stockholder who has transferred his or her shares.

In effecting sales, brokers and dealers engaged by the selling stockholders may arrange for other brokers or dealers to participate. Brokers or dealers may receive commissions or discounts from the selling stockholders or, if any of the broker-dealers act as an agent for the purchaser of such shares, from the purchaser in amounts to be negotiated which are not expected to exceed those customary in the types of transactions involved. Broker-dealers may agree with the selling stockholders to sell a specified number of the shares of common stock at a stipulated price per share. Such an agreement may also require the broker-dealer to purchase as principal any unsold shares of common stock at the price required to fulfil the broker-dealer commitment to the selling stockholders if such broker-dealer is unable to sell the shares on behalf of the selling stockholders. Broker-dealers who acquire shares of common stock as principal may thereafter resell the shares of common stock from time to time in transactions which may involve block transactions and sales to and through other broker-dealers, including transactions of the nature described above. Such sales by a broker-dealer could be at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. In connection with such resales, the broker-dealer may pay to or receive from the purchasers of the shares, commissions as described above.

The selling stockholders and any broker-dealers or agents that participate with the selling stockholders in the sale of the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with these sales. In that event, any commissions received by the broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

From time to time, the selling stockholders may pledge their shares of common stock pursuant to the margin provisions of their customer agreements with their brokers. Upon a default by a selling stockholder, the

CW999647.1

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broker may offer and sell the pledged shares of common stock from time to time. Upon a sale of the shares of common stock, the selling stockholders intend to comply with the prospectus delivery requirements, under the Securities Act, by delivering a prospectus to each purchaser in the transaction. We intend to file any amendments or other necessary documents in compliance with the Securities Act which may be required in the event any selling stockholder defaults under any customer agreement with brokers.

To the extent required under the Securities Act, a post effective amendment to this registration statement will be filed, disclosing, the name of any broker-dealers, the number of shares of common stock involved, the price at which the common stock is to be sold, the commissions paid or discounts or concessions allowed to such broker-dealers, where applicable, that such broker-dealers did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus and other facts material to the transaction.

We and the selling stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations under it, including, without limitation, Rule 10b-5 and, insofar as the selling stockholders are distribution participants and we, under certain circumstances, may be a distribution participant, under Regulation M. All of the foregoing may affect the marketability of the common stock.

All expenses of the registration statement including, but not limited to, legal, accounting, printing and mailing fees are and will be borne by us. Any commissions, discounts or other fees payable to brokers or dealers in connection with any sale of the shares of common stock will be borne by the selling stockholders, the purchasers participating in such transaction, or both.

Any shares of common stock covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act, as amended, may be sold under Rule 144 rather than pursuant to this prospectus.

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